Eaton Vance Asian Small Companies Fund
Supplement to
Prospectus dated January 1, 2014 and
Summary Prospectus dated January 1, 2014
as revised March 1, 2014

At a meeting held on November 10, 2014, the Board of Trustees of Eaton Vance Asian Small Companies Fund (the “Fund”) approved the liquidation of the Fund, which is expected to take place on or about January 23, 2015.

Effective December 5, 2014, the Fund will discontinue all sales of its shares, except shares purchased by: (1) existing shareholders (including shares acquired through the reinvestment of dividends and distributions); (2) employer sponsored retirement plans; or (3) fee-based programs (a) sponsored by financial intermediaries for which investment decisions are made on a centralized basis at the discretion of the firm (e.g., model portfolios managed by a firm or its investment committee); and (b) that have selected the Fund prior to the close of business on December 5, 2014.

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